Exhibit 10.63

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

February 23, 2009

First Joint Memorandum by Microsoft Ireland Operations Limited (“Buyer”) and Novell Ireland Software Limited (“Supplier”)

Re:	Expansion of Territory for Existing Asia Pacific Commitment

Background: On January 16, 2007, Buyer and Supplier entered into a Participation Agreement (“Participation Agreement”). The Participation Agreement defines the terms and conditions under which Supplier will sell to Buyer for distribution to prospective shared customers and other SUSE Linux Enterprise Server (“SLES”) licensees, the right to enroll in SLES support subscriptions (“Prepaid Subscription Rights”).

This First Joint Memorandum: This First Joint Memorandum (“Participation Amendment #1”) is entered into as of February 23, 2009 (“PA Amendment #1 Effective Date”) and is written to:

(a)	address the distribution of certain additional SLES Subscription Certificates in line with BCA Amendment #6 of April 10th, 2008 between Microsoft Corporation and Novell, Inc.; and

(b)	modify the multi-year subscription and delivery schedule required by the BCA, in line with BCA Amendment #7 of December 22, 2008 between Microsoft Corporation and Novell, Inc.

All capitalized terms not defined herein shall have the same meaning as set forth in the Participation Agreement.

Amendments: The BCA provisions, as incorporated by reference in the Participation Agreement, are hereby modified as follows:

1.	Section 4.1 is amended by inserting at the end of such Section the following:

The parties acknowledge that [***] paid by Microsoft Corporation (“Microsoft”) to Novell, Inc. (“Novell”) under that certain BCA Amendment #4 entered into by and between Microsoft and Novell as of December 21, 2007 (“BCA Amendment #4”) for Prepaid Subscription Rights, has been transferred from Novell, Inc. to Supplier. In conjunction with the transfer of these funds [***] (the “Amendment #4 Funds”) from Novell to Supplier, Supplier agrees to deliver to Buyer, under the Participation Agreement, Subscription Certificates reflecting Prepaid Subscription Rights purchased by Buyer with such Amendment #4 Funds (with the purchase price for each right to enroll in a single SLES Subscription equaling [***] (the “Amendment #4 Certificates”). Delivery of these Subscription Certificates will be as follows:

(a)	in the October-December 2008 quarter, Supplier will deliver Subscription Certificates equivalent in value to [***], and will include as part of such delivery any Multi-Year Subscriptions requested by Buyer.

(b)	starting in the January-March 2009 quarter and for each remaining quarter during the Term, Supplier will deliver Subscription Certificates equivalent in value to [***], and will include as part of such delivery any Multi-Year Subscriptions requested by Buyer. Buyer may also order delivery of additional Amendment #4 Certificates (i.e., a number of Subscription Certificates in a given quarter that is greater in value than [***]. Buyer may distribute the Amendment #4 Certificates in Europe, the Middle East or Africa.

[*** Confidential Treatment Requested]

The following amendments apply solely to modify the multi-year subscription restriction and delivery schedule for all Prepaid Subscription Rights remaining available for distribution under the Participation Agreement. The following BCA provisions, as incorporated by reference in the Participation Agreement, are hereby modified as follows:

2.	Section 4.2(a) is amended by deleting the following, second sentence of the paragraph:

Microsoft may use [***] (or such other proportion on which the parties may otherwise agree) of the Total Minimum Commitment to purchase Prepaid Subscription Rights for SLES Subscriptions with a duration of more than one year (“Multi-Year Subscriptions”).

3.	Section 4.2(a) is amended by replacing the final two sentences of the paragraph with the following language:

Notwithstanding anything to the contrary, the parties will recalculate, [***], Microsoft’s minimum quarterly purchase/ordering requirement according to [***].

4.	Termination. This Participation Amendment #1 shall run concurrently with the Participation Agreement and be subject to the same termination provisions.

5.	Effect. Except as expressly amended and supplemented by this Participation Amendment #1, the parties hereby ratify and confirm that the terms and conditions of the Participation Agreement remain in full force and effect.

6.	Counterparts. This Participation Amendment #1 may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Participation Amendment #1, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Participation Amendment #1 to the other party as soon as practicable following execution thereof.

Accepted and Agreed by Supplier.	Accepted and Agreed by Buyer.
(Novell Ireland Software Limited)	(Microsoft Ireland Operations Limited)
Signature: /s/ Lorcan Murtagh	Signature: /s/ Tom Heerey
Printed Name: Lorcan Murtagh	Printed Name: Tom Heerey
Title:	Title: Director, Attorney, Legal & Corporate Affairs
Date: 9 April 2009	Date: 23 Feb 2009

[*** Confidential Treatment Requested]